UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
⌧	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Argan, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 Notice of Annual Meeting of Stockholders To Be Held Thursday, June 24, 2021 and Notice of Internet Availability of Proxy Materials Proxy Materials for the 2021 Annual Meeting of Stockholders are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. ARGAN, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004 Dear Shareholder, You are cordially invited to attend our 2021 Annual Meeting of Stockholders to be held on Thursday, June 24, 2021 at 11:00 a.m., local time, at One Church Street, Room #104, Rockville, Maryland 20850. Proposals to be considered at the Annual Meeting: (1) The election of nine directors to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal. The non-binding advisory approval of our executive compensation (the “say-on-pay” vote). (2) (3) The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2022. The transaction of any other business that may properly come before the 2021 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. (4) The Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the nine nominees, and “FOR” proposals 2 and 3. You are receiving this communication because you hold shares of our Common Stock, and the materials you should review before you cast your vote are now available. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. CONTROL NUMBER The Proxy Materials are available for review at: http://www.cstproxy.com/arganinc/2021 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Thursday, June 24, 2021 The following Proxy Materials are available to you to review at http://www.cstproxy.com/arganinc/2021 - - - - the Company’s Annual Report for the year ended January 31, 2021, the Company’s 2021 Proxy Statement, the Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 10, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to http://www.cstproxy.com/arganinc/2021 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphoneor Tablet-Q U I C K E A S Y I M M E D I A T E - 24 Hoursa Day,7 Daysa Week or byMail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 23, 2021. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. ARGAN, INC. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this UNLESS THE PROXY SPECIFIES THAT IT IS TO BE VOTED AS INDICATED OR IS AN ABSTENTION ON A LISTED MATTER, PROXIES WILL BE VOTED “FOR” THE ELECTION TO THE COMPANY’S BOARD OF DIRECTORS OF EACH OF THE NINE NOMINEES AND “FOR” PROPOSALS 2 AND 3. 1.The election of nine directors to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal. AGAINST ABSTAIN 2. The non-binding advisory approval of our executive compensation (the “say-on-pay” vote). The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2022. FOR 3. FOR AGAINST ABSTAIN (1) (2) (3) (4) (5) (6) (7) (8) (9) Rainer H. Bosselmann Cynthia A. Flanders Peter W. Getsinger William F. Griffin, Jr. John R. Jeffrey, Jr. Mano S. Koilpillai William F. Leimkuhler W.G. Champion Mitchell James W. Quinn FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 4. The transaction of any other business that may properly come before the 2021 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Note: Please sign exactl y as name appears hereon. W hen shares are held by joint ow ners, both should sign. W hen signing as attorney, executor, administrator, tr ustee, guar dian, or cor porate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 24, 2021. The Proxy Statement and the 2021 Annual Report to Stockholders are available at http://www.cstproxy.com/arganinc/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ARGAN, INC. One Church Street, Suite 20 1 Rockville, M aryland 20 850 J un e 24, 202 1 The accompanying proxy is solicited on behalf of the Board of Directors of Argan, Inc., a Delaware corporation (referred to herein as “Argan” or the “Company”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 24, 2021 at 11:00 a.m., local time, at One Church Street, Room #104, Rockville, Maryland 20850. The Proxy Statement and this accompanying proxy card are being mailed starting on or about May 13, 2021 to Stockholders of record on April 30, 2021. Our Annual Report on Form 10-K for the fiscal year ended January 31, 2021 is enclosed with the Proxy Statement. At the Annual Meeting, Stockholders will be asked to consider and to vote on three proposals: (1) the election of nine directors to serve until the 2022 Annual Meeting of Stockholders, (2) the non-binding advisory approval of our executive compensation, and (3) the ratification of the appointment of the Company’s independent registered public accountants. IF A PROXY IS PROPERLY EXECUTED AND RETURNED TO THE COMPANY VIA EITHER THE INTERNET OR MAIL IN TIME FOR THE ANNUAL MEETING AND IS NOT REVOKED PRIOR TO THE TIME IT IS EXERCISED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS SPECIFIED THEREIN FOR THE MATTERS LISTED ON THE PROXY CARD. UNLESS THE PROXY SPECIFIES THAT IT IS TO BE VOTED AS INDICATED OR IS AN ABSTENTION ON A LISTED MATTER, PROXIES WILL BE VOTED “FOR” THE ELECTION TO THE COMPANY’S BOARD OF DIRECTORS OF EACH OF THE NINE NOMINEES, “FOR” PROPOSALS 2 AND 3, AS SET FORTH ON THE REVERSE SIDE, AND OTHERWISE IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE ANNUAL MEETING. (Continued, and to be marked, dated and signed, on the other side)